EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of September 28, 2015 (this “Amendment”), to the Credit Agreement dated as of November 24, 2014, among Nasdaq, Inc. (f/k/a THE NASDAQ OMX GROUP, INC.), a Delaware corporation (the “Borrower”), the lenders party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), a Swingline Lender and Issuing Bank (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement).

WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement on the terms set forth herein; and

WHEREAS, Section 9.02(b) of the Credit Agreement provides that the Borrower, the Administrative Agent and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes (including those set forth herein).

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Continuing Director” as follows:

“Continuing Director” means (a) any member of the Board of Directors of the Borrower who was a member of the Board of Directors of the Borrower on the date of this Agreement and (b) any individual who becomes a member of the Board of Directors of the Borrower after the date of this Agreement if such individual was appointed, elected, nominated or approved for election to the Board of Directors of the Borrower with the affirmative vote of at least a majority of the directors then still in office.

Section 2. Representations and Warranties, No Default.  After giving effect to the amendments contained herein, on the Amendment No. 1 Effective Date (as defined below) the Borrower hereby confirms that:  (a) the execution and delivery of this Amendment by the Borrower is within the Borrower’s corporate powers and has been or will by the time required be duly authorized by all necessary corporate or other action; (b) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (c) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of the Amendment No. 1 Effective

Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) and except to the extent such representations and warranties are already qualified by materiality (in which case such representations and warranties shall be true and correct in all respects); and (d) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 3. Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment No. 1 Effective Date”) upon satisfaction of the following conditions:
(i) Consents. The Administrative Agent shall have received an executed signature page to this Amendment (a “Consent”) from the Lenders constituting the Required Lenders, and from the Borrower; and

(ii) Fees.  The Administrative Agent shall have received all expenses required to be paid or reimbursed under Section 9.03(a) of the Credit Agreement to the extent invoiced two (2) Business Days prior to the Amendment No. 1 Effective Date.

Section 4. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law.
(a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER

PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY JURISDICTION.

Section 6. Headings.  The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Section 7. Effect of Amendment.  Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement (as amended hereby) or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  The Borrower reaffirms its obligations under the Loan Documents to which it is party (as amended hereby), and the validity of the Liens granted by it.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.  The Borrower hereby consents to this Amendment and confirms that all its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 8. WAIVER OF RIGHT TO TRIAL BY JURY.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT

AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

NASDAQ, INC.

By:/s/ Peter Strandell

Name: Peter Strandell
 Title: Corporate Treasurer

BANK OF AMERICA, N.A., as Administrative Agent, a Lender, a Swingline Lender and Issuing Bank

By:/s/ Sherman Wong
Name:  Sherman Wong
Title:Director

The undersigned Lender hereby irrevocably and unconditionally consents to the Amendment.

NORDEA, as a Lender

By:/s/ Fredrik C. Gustafsson
Name:Fredrik C. Gustafsson
Title:Relationship Manager

The undersigned Lender hereby irrevocably and unconditionally consents to the Amendment.

Skandinaviska Enskilda Banken AB (publ), as a Lender

By:/s/ Per-Erik Larsson
Name:  Per-Erik Larsson
Title:

By:/s/ Olof Kajerdt
Name:  Olof Kajerdt
Title:

The undersigned Lender hereby irrevocably and unconditionally consents to the Amendment.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ Tracy Moosbrugger
Name:  Tracy Moosbrugger
Title:    Managing Director

The undersigned Lender hereby irrevocably and unconditionally consents to the Amendment.

Mizuho Bank, Ltd., as a Lender

By:/s/ David Lim
Name:   David Lim
Title:     Authorized Signatory

The undersigned Lender hereby irrevocably and unconditionally consents to the Amendment.

TD Bank, N.A., as a Lender

By:/s/ Craig Welch
Name:   Craig Welch
Title:     Senior Vice President

The undersigned Lender hereby irrevocably and unconditionally consents to the Amendment.

JPMORGAN CHASE BANK, N.A., as a Lender

By:/s/ Kyle Hall
Name:   Kyle Hall
Title:     Vice President

The undersigned Lender hereby irrevocably and unconditionally consents to the Amendment.

SVENSKA HANDELSBANKEN AB (PUBL) NEW YORK BRANCH, as a Lender

By:/s/ Jonas Almhojd
Name:   Jonas Almhojd
Title:     Senior Vice President

By:/s/ Mark Emmett
Name:   Mark Emmett
Title:     Vice President

The undersigned Lender hereby irrevocably and unconditionally consents to the Amendment.

HSBC BANK USA, N.A., as a Lender

By:/s/ Varun Gupta
Name:   Varun Gupta
Title:     V.P.